                                                                    Exhibit 99.7

                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1996-C
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)



     RECEIVABLES
     -----------

     Beginning of the Month Principal Receivables:            $2,713,239,181.93
     Beginning of the Month Finance Charge Receivables:       $  146,779,029.04
     Beginning of the Month Discounted Receivables:           $            0.00
     Beginning of the Month Total Receivables:                $2,860,018,210.97

     Removed Principal Receivables:                           $            0.00
     Removed Finance Charge Receivables:                      $            0.00
     Removed Total Receivables:                               $            0.00

     Additional Principal Receivables:                        $            0.00
     Additional Finance Charge Receivables:                   $            0.00
     Additional Total Receivables:                            $            0.00

     Discounted Receivables Generated this Period:            $            0.00

     End of the Month Principal Receivables:                  $2,668,455,029.71
     End of the Month Finance Charge Receivables:             $  148,493,762.13
     End of the Month Discounted Receivables:                 $            0.00
     End of the Month Total Receivables:                      $2,816,948,791.84

     Special Funding Account Balance                          $            0.00
     Aggregate Invested Amount (all Master Trust II Series)   $1,850,000,000.00
     End of the Month Transferor Amount                       $  818,455,029.71
     End of the Month Transferor Percentage                               30.67%

     DELINQUENCIES AND LOSSES
     ------------------------

     End of the Month Delinquencies:

          30-59 Days Delinquent                               $   64,033,331.83
          60-89 Days Delinquent                               $   47,172,661.75
          90+ Days Delinquent                                 $   97,149,792.49

          Total 30+ Days Delinquent                           $  208,355,786.07
          Delinquent Percentage                                            7.40%

     Defaulted Accounts During the Month                      $   18,480,322.81
     Annualized Default Percentage                                         8.17%

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        Feb-2002                     1996-C                               Page 2


        Principal Collections                                  $283,289,956.30
        Principal Payment Rate                                           10.44%

        Total Payment Rate                                               11.29%

        INVESTED AMOUNTS
        ----------------

             Class A Initial Invested Amount                   $184,500,000.00
             Class B Initial Invested Amount                   $ 19,125,000.00
             Class C Initial Invested Amount                   $ 21,375,000.00
                                                               ---------------
        INITIAL INVESTED AMOUNT                                $225,000,000.00

             Class A Invested Amount                           $246,000,000.00
             Class B Invested Amount                           $ 25,500,000.00
             Class C Invested Amount                           $ 28,500,000.00
                                                               ---------------
        INVESTED AMOUNT                                        $300,000,000.00

             Class A Adjusted Invested Amount                  $246,000,000.00
             Class B Adjusted Invested Amount                  $ 25,500,000.00
             Class C Adjusted Invested Amount                  $ 28,500,000.00
                                                               ---------------
        ADJUSTED INVESTED AMOUNT                               $300,000,000.00

        PREFUNDED AMOUNT                                       $          0.00

        FLOATING ALLOCATION PERCENTAGE                                   11.06%
        PRINCIPAL ALLOCATION PERCENTAGE                                  11.06%

             Class A Principal Allocation Percentage                     82.00%
             Class B Principal Allocation Percentage                      8.50%
             Class C Principal Allocation Percentage                      9.50%

        COLLECTIONS OF PRINCIPAL RECEIVABLES
        DURING THE MONTHLY PERIOD ALLOCATED
        TO SERIES 1996-C                                       $ 31,323,072.24

        COLLECTIONS OF FINANCE CHARGE RECEIVABLES
        DURING THE MONTHLY PERIOD ALLOCATED TO
        SERIES 1996-C                                          $  4,367,168.53

        MONTHLY SERVICING FEE                                  $    375,000.00

        INVESTOR DEFAULT AMOUNT                                $  2,043,349.85

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        Feb-2002                     1996-C                               Page 3


        CLASS A AVAILABLE FUNDS
        -----------------------

        CLASS A FLOATING ALLOCATION PERCENTAGE                           82.00%

             Class A Finance Charge Collections                  $3,888,578.22
             Other Amounts                                       $        0.00

        TOTAL CLASS A AVAILABLE FUNDS                            $3,888,578.22

             Class A Monthly Interest                            $  380,275.00
             Class A Servicing Fee                               $  307,500.00
             Class A Investor Default Amount                     $1,675,546.87

        TOTAL CLASS A EXCESS SPREAD                              $1,525,256.35

        CLASS A REQUIRED AMOUNT                                  $        0.00

        CLASS B AVAILABLE FUNDS
        -----------------------

        CLASS B FLOATING ALLOCATION PERCENTAGE                            8.50%

             Class B Finance Charge Collections                  $  403,084.32
             Other Amounts                                       $        0.00

        TOTAL CLASS B AVAILABLE FUNDS                            $  403,084.32

             Class B Monthly Interest                            $   44,079.58
             Class B Servicing Fee                               $   31,875.00

        TOTAL CLASS B EXCESS SPREAD                              $  327,129.74
        CLASS B INVESTOR DEFAULT AMOUNT                          $  173,684.74
        CLASS B REQUIRED AMOUNT                                  $  173,684.74

        CLASS C FLOATING ALLOCATION PERCENTAGE                            9.50%

        CLASS C MONTHLY SERVICING FEE                            $   35,625.00

      Feb-2002                         1996-C                             Page 4


      EXCESS SPREAD
      -------------

      TOTAL EXCESS SPREAD                                         $ 2,267,267.08

           Excess Spread Applied to Class A Required Amount       $         0.00

           Excess Spread Applied to Class A Investor Charge Offs  $         0.00

           Excess Spread Applied to Class B Required Amount       $   173,684.74

           Excess Spread Applied to Reductions of Class B
           Invested Amount                                        $         0.00

           Excess Spread Applied to Class C Required Amount       $   256,129.49

           Excess Spread Applied to Reductions of Class C
           Invested Amount                                        $         0.00

           Excess Spread Applied to Monthly Cash Collateral Fee   $    62,500.00

           Excess Spread Applied to Cash Collateral Account       $         0.00

           Excess Spread Applied to Spread Account                $         0.00

           Excess Spread Applied to Reserve Account               $         0.00

           Excess Spread Applied to other amounts owed to
           Cash Collateral Depositor                              $         0.00

           Excess Spread Applied to other amounts owed to
           Spread Account Residual Interest Holders               $         0.00

      TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
      GROUP I                                                     $ 1,774,952.85

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    Feb-2002                         1996-C                          Page 5

    EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
    --------------------------------------------

    TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
    IN GROUP I                                                 $11,048,395.72

    SERIES 1996-C EXCESS FINANCE CHARGE COLLECTIONS
    -----------------------------------------------

    EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
    SERIES 1996-C                                              $         0.00

         Excess Finance Charge Collections applied to
         Class A Required Amount                               $         0.00

         Excess Finance Charge Collections applied to
         Class A Investor Charge Offs                          $         0.00

         Excess Finance Charge Collections applied to
         Class B Required Amount                               $         0.00

         Excess Finance Charge Collections applied to
         Reductions of Class B Invested Amount                 $         0.00

         Excess Finance Charge Collections applied to
         Class C Required Amount                               $         0.00

         Excess Finance Charge Collections applied to
         Reductions of Class C Invested Amount                 $         0.00

         Excess Finance Charge Collections applied to
         Monthly Cash Collateral Fee                           $         0.00

         Excess Finance Charge Collections applied to
         other amounts owed Cash Collateral Depositor          $         0.00

         Excess Finance Charge Collections applied to
         other amounts owed to Spread Account
         Residual Interest Holders                             $         0.00

    YIELD AND BASE RATE
    -------------------

        Base Rate (Current Month)                                        4.08%
        Base Rate (Prior Month)                                          4.06%
        Base Rate (Two Months Ago)                                       4.13%
                                                                       ------
    THREE MONTH AVERAGE BASE RATE                                        4.09%

        Portfolio Yield (Current Month)                                 10.80%
        Portfolio Yield (Prior Month)                                   12.81%
        Portfolio Yield (Two Months Ago)                                11.99%
                                                                       ------
    THREE MONTH AVERAGE PORTFOLIO YIELD                                 11.86%

     Feb-2002                         1996-C                          Page 6

     PRINCIPAL COLLECTIONS
     ---------------------

     TOTAL PRINCIPAL COLLECTIONS                                $31,323,072.24

     INVESTOR DEFAULT AMOUNT                                    $ 2,043,349.85

     REALLOCATED PRINCIPAL COLLECTIONS
         Allocable to Class C Interests                         $         0.00
         Allocable to Class B Certficates                       $         0.00

     SHARED PRINCIPAL COLLECTIONS ALLOCABLE
     FROM OTHER SERIES                                                    0.00

     CLASS A SCHEDULED ACCUMULATION --
         Controlled Accumulation Amount                         $         0.00
         Deficit Controlled Accumulation Amount                 $         0.00
     CONTROLLED DEPOSIT AMOUNT                                  $         0.00

     CLASS B SCHEDULED ACCUMULATION --
         Controlled Accumulation Amount                         $         0.00
         Deficit Controlled Accumulation Amount                 $         0.00
     CONTROLLED DEPOSIT AMOUNT                                  $         0.00

     EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
     PRINCIPAL SHARING                                          $33,366,422.09

     INVESTOR CHARGE OFFS
     --------------------

     CLASS A INVESTOR CHARGE OFFS                               $         0.00
     CLASS B INVESTOR CHARGE OFFS                               $         0.00
     CLASS C INVESTOR CHARGE OFFS                               $         0.00

     PREVIOUS CLASS A CHARGE OFFS REIMBURSED                    $         0.00
     PREVIOUS CLASS B REDUCTIONS REIMBURSED                     $         0.00
     PREVIOUS CLASS C REDUCTIONS REIMBURSED                     $         0.00

     CASH COLLATERAL ACCOUNT
         Required Cash Collateral Amount                        $ 9,000,000.00
         Available Cash Collateral Amount                       $ 9,000,000.00

     TOTAL DRAW AMOUNT                                          $         0.00
     CASH COLLATERAL ACCOUNT SURPLUS                            $         0.00


                                        First USA Bank, National Association
                                        as Servicer

                                        By:    /s/ Tracie H. Klein
                                               -----------------------------
                                               Tracie H. Klein
                                               First Vice President